UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 1, 2005

Commission file number: 1-5128

MEREDITH CORPORATION
(Exact name of registrant as specified in its charter)

IOWA	42-0410230
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(515) 284-3000

Introductory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the "Initial 8-K") filed on July 7, 2005, by Meredith Corporation (the "Company") to include the financial statements and pro forma financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of Parents (including its related special interest publications, Baby and Expecting), Family Circle, Fitness, Child, and Ser Padres magazines (collectively referred to as "Gruner + Jahr Consumer Titles") from Gruner + Jahr Printing and Publishing Co. on July 1, 2005. At the time of the filing of the Initial 8-K, it was impractical for the Company to provide these financial statements and pro forma financial information. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby amends Item 9.01 of the Initial 8-K to include the previously omitted information.

Item 9.01	Financial Statements and Exhibits

	(a)	Financial statements of business acquired

		1.	The audited carve-out financial statements of Gruner + Jahr Consumer Titles as of and for the year ended December 31, 2004, are filed with this report as Exhibit 99.1.

2.

The unaudited interim carve-out financial statements of Gruner + Jahr Consumer Titles as of March 31, 2005, and for the three months ended March 31, 2005 and 2004, are filed with this report as Exhibit 99.2.

	(b)	Pro forma financial information

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, and the unaudited pro forma consolidated statement of earnings for the year ended June 30, 2005, are filed with this report as Exhibit 99.3.

	(c)	Exhibits

		99.1	The audited carve-out financial statements of Gruner + Jahr Consumer Titles as of and for the year ended December 31, 2004.

		99.2	The unaudited interim carve-out financial statements of Gruner + Jahr Consumer Titles as of March 31, 2005, and for the three months ended March 31, 2005 and 2004.

		99.3	The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, and the unaudited pro forma condensed consolidated statement of earnings for the year ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION
Registrant

/s/ Suku V. Radia

Suku V. Radia
Vice President - Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:	September 14, 2005

Index to Exhibits

Exhibit Number	Item

99.1	The audited carve-out financial statements of Gruner + Jahr Consumer Titles as of and for the year ended December 31, 2004.

99.2	The unaudited interim carve-out financial statements of Gruner + Jahr Consumer Titles as of March 31, 2005, and for the three months ended March 31, 2005 and 2004.

99.3	The unaudited pro forma condensed consolidated balance sheet as of June 30, 2005, and the unaudited pro forma condensed consolidated statement of earnings for the year ended June 30, 2005.